Exhibit 99.1

CM Seven Star Announces Record Date for Annual Meeting of Shareholders

BEIJING, March 27, 2019 (GLOBE NEWSWIRE) -- CM Seven Star Acquisition Corporation (“CM7Star”) (NASDAQ:CMSS), a blank check company formed for the purpose of entering into a business combination with one or more businesses, today announced that the record date for those eligible to receive notice of and to vote at the annual meeting of shareholders is March 28, 2019. The date of the meeting will be announced in the coming days.

About CM Seven Star

In October of 2017, CM Seven Star Acquisition Corporation, a Cayman Islands exempted limited liability company completed its initial public offering. Sponsored by Shareholder Value Fund, a Cayman fund controlled by its Board of Directors, which has selected CM Asset Management (Hongkong) Company Limited (“CMAM”) to serve as the investment manager for the fund. CMAM is a wholly owned subsidiary of China Minsheng Financial Holding Corporation Limited, a Hong Kong Stock Exchange listed Company. CM Seven Star was formed as a blank check company for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities. CM Seven Star’s efforts to identify a prospective target business will not be limited to a particular industry or geographic location.

Important Notice Regarding Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended. Statements that are not historical facts, including statements about the pending transaction between CM Seven Star Acquisition Corporation (“CM Seven Star”), Renren Inc. (“Renren”) and Kaixin Auto Group (“Kaixin”) and the transactions contemplated thereby, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Such risks and uncertainties include, but are not limited to: (i) risks related to the expected timing and likelihood of completion of the pending transaction, including the risk that the transaction may not close due to one or more closing conditions to the transaction not being satisfied or waived, such as regulatory approvals not being obtained, on a timely basis or otherwise, or that a governmental entity prohibited, delayed or refused to grant approval for the consummation of the transaction or required certain conditions, limitations or restrictions in connection with such approvals; (ii) risks related to the ability of CM Seven Star and Kaixin to successfully integrate the businesses; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the applicable transaction agreements; (iv) the risk that there may be a material adverse change with respect to the financial position, performance, operations or prospects of Kaixin or CM Seven Star; (v) risks related to disruption of management time from ongoing business operations due to the proposed transaction; (vi) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of CM Seven Star’s common stock; (vii) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Kaixin and CM Seven Star to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally; (viii) the risk that the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; and (ix) risks associated with the financing of the proposed transaction. A further list and description of risks and uncertainties can be found in CM Seven Star’s Annual Report on Form 10-K for the fiscal year ending December 31, 2018 filed with the SEC, in CM Seven Star’s quarterly reports on Form 10-Q filed with the SEC subsequent thereto and in the proxy statement on Schedule 14A that will be filed with the SEC by CM Seven Star in connection with the proposed transaction, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and CM Seven Star, Renren, Kaixin, and their subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Participants in Solicitation

CM Seven Star, Kaixin, Renren, and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of CM Seven Star ordinary shares in respect of the proposed transaction. Information about CM Seven Star’s directors and executive officers and their ownership of CM Seven Star’s ordinary shares is set forth in CM Seven Star’s Annual Report on Form 10-K for the year ended December 31, 2018 filed with the SEC, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

Additional Information and Where to Find It

In connection with the transaction described herein, CM Seven Star has filed and will file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, CM Seven Star will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF CM SEVEN STAR ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT CM SEVEN STAR WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CM SEVEN STAR, KAIXIN AND THE TRANSACTION. The preliminary proxy statement, the definitive proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by CM Seven Star with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by writing to CM Seven Star at Suite 1306, 13/F, AIA Central, 1 Connaught Road, Central, Hong Kong.

For investor and media inquiries, please contact:

In China:
The Piacente Group, Inc.
Ross Warner
Tel: +86 (10) 5730-6201
Email: Kaixin@tpg-ir.com

In the United States:
The Piacente Group, Inc.
Jean Marie Young
Tel: +1-212-481-2050
Email: Kaixin@tpg-ir.com

For questions regarding the annual meeting of shareholders, please contact:

Advantage Proxy, Inc.

Attn: Karen Smith

Toll Free Telephone: 1-877-870-8565

Collect Telephone: 1-206-870-8565

Email: ksmith@advantageproxy.com

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